                                                                   EXHIBIT 19(a)


                                POWER OF ATTORNEY


         Walter B. Grimm, whose signature appears below, does hereby constitute and appoint J. David Huber and Stephen G. Mintos, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Sessions Group (the "Group") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Group's Registration Statement on Form N-1A pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Group such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated:  August 18, 1994                                 /s/ Walter B. Grimm
                                                        ------------------------
                                                        Walter B. Grimm

                                POWER OF ATTORNEY


         Maurice G. Stark, whose signature appears below, does hereby constitute and appoint J. David Huber, Stephen G. Mintos and Walter B. Grimm, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Sessions Group (the "Group") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Group's Registration Statement on Form N-1A pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Group such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated:  August 18, 1994                                 /s/ Maurice G. Stark
                                                        ------------------------
                                                        Maurice G. Stark

                                POWER OF ATTORNEY


         Chalmers P. Wylie, whose signature appears below, does hereby constitute and appoint J. David Huber, Stephen G. Mintos and Walter B. Grimm, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Sessions Group (the "Group") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Group's Registration Statement on Form N-1A pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Group such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated:  August 18, 1994                                 /s/ Chalmers P. Wylie
                                                        ------------------------
                                                        Chalmers P. Wylie